        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2000

                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                                 PMR CORPORATION
             (Exact name of Registrant as specified in its charter)

                              ---------------------

               Delaware                                23-2491707
    (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)               Identification Number)

                              501 Washington Street
                           San Diego, California 92103
                                 (619) 610-4001
               (Address, including zip code, and telephone number,
                 including area code, of Registrant's principal
                               executive offices)

                              ---------------------

                           1997 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                              ---------------------

                                  Mark P. Clein
                             Chief Executive Officer
                                 PMR CORPORATION
                              501 Washington Street
                           San Diego, California 92103
                                 (858) 610-4001
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              ---------------------

                                   Copies to:

                             Jeremy D. Glaser, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                               San Diego, CA 92121
                                 (619) 550-6000

                              ---------------------

                         CALCULATION OF REGISTRATION FEE

                                                                         PROPOSED
                                                                         MAXIMUM          PROPOSED MAXIMUM       AMOUNT OF
          TITLE OF SECURITIES                         AMOUNT TO       OFFERING PRICE          AGGREGATE         REGISTRATION
            TO BE REGISTERED                        BE REGISTERED(1)     PER SHARE (2)     OFFERING PRICE (2)        FEE
-----------------------------------------------     ----------------  ---------------     ------------------    ------------
Stock Options and Common Stock (par value $.01)         1,000,000       $2.00 - $7.13          $2,880,696            761.00

(1) Consists of shares of Common Stock which are issuable pursuant to awards under the Registrant's 1997 Equity Incentive Plan (the "1997 Plan").

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h) of the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (a) the actual exercise price for shares subject to outstanding stock options previously granted under the 1997 Plan and (b) shares issuable under the 1997 Plan, calculated on the basis of the average of the high and low prices of Registrant's Common Stock on January 18, 2000 as reported on the Nasdaq National Market. The following chart shows the calculation of the registration fee:

                                                    Offering Price Per          Aggregate
     Type of Shares            Number of Shares           Share               Offering Price
-----------------------        ----------------     ------------------        --------------
Common Stock issuable                  26,229            $     7.13            $  187,013
pursuant to outstanding                42,500                  2.06                87,550
options under the 1997 Plan           475,000                  2.00               950,000
Common Stock issuable                 456,271                  3.63             1,656,264
under the 1997 Plan

Total                               1,000,000                                  $2,880,827

                    INCORPORATION BY REFERENCE OF CONTENTS OF
             REGISTRATION STATEMENT ON FORM S-8 (REG. NO. 333-38419)

       The contents of the Registration Statement on Form S-8 (No. 333-38419) filed by the Registrant with the Securities and Exchange Commission on October 21, 1997 are incorporated herein by reference.


                                    EXHIBITS

EXHIBIT
NUMBER
------
4.1            Restated Certificate of Incorporation.(1)

4.2            Amended and Restated Bylaws.(2)

4.3            Common Stock Specimen Certificate.(3)

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration
               Statement.

24             Power of Attorney is contained on the signature pages.

99.1           1997 Equity Incentive Plan, as amended (the "1997 Plan").(4)

99.2           Form of Incentive Stock Option Agreement under the 1997 Plan.(5)

99.3           Form of Nonstatutory Stock Option Agreement under the 1997 Plan.(5)

------------------
(1) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended April 30, 1998 filed on July 28, 1998 and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended April 30, 1997 and incorporated herein by reference.

(3) Previously filed as an exhibit to the Company's registration statement on Form S-18 (Reg. No. 23-20095-A) filed on February 11, 1988, as amended, and incorporated herein by reference.

(4) Previously filed as Appendix A to the Company's Revised Definitive Proxy Statement filed on February 8, 1999 and incorporated herein by reference.

(5) Previously filed as an exhibit to the Company's registration statement on Form S-8 (Reg. No. 333-38419) filed on October 21, 1997 and incorporated herein by reference.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on January 19, 2000.

                                                  PMR CORPORATION



                                              By     /s/ Mark P. Clein
                                                --------------------------------
                                                        Mark P. Clein
                                                   Chief Executive Officer


                                POWER OF ATTORNEY


       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark P. Clein, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                       TITLE                               DATE
---------                                       -----                               ----

/s/ Mark P. Clein                               Chief Executive Officer and         January 19, 2000
-----------------
MARK P. CLEIN                                   Director
                                                (Principal Executive Officer)
/s/ Michael Feori                               Controller                          January 19, 2000
-----------------
MICHAEL FEORI                                   (Principal Accounting Officer)

/s/ Fred D. Furman                              President                           January 19, 2000
------------------
FRED D. FURMAN

/s/ Susan D. Erskine                            Secretary and Director              January 19, 2000
--------------------
SUSAN D. ERSKINE

/s/ Allen Tepper                                Chairman of the Board of Directors  January 19, 2000
----------------
ALLEN TEPPER

/s/ Daniel L. Frank                             President of Disease Management     January 19, 2000
-------------------
DANIEL L. FRANK                                 Division and Director

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
------

4.4            Restated Certificate of Incorporation.(1)

4.5            Amended and Restated Bylaws.(2)

4.6            Common Stock Specimen Certificate.(3)

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration
               Statement.

24             Power of Attorney is contained on the signature pages.

99.4           1997 Equity Incentive Plan, as amended (the "1997 Plan").(4)

99.5           Form of Incentive Stock Option Agreement under the 1997 Plan.(5)

99.6           Form of Nonstatutory Stock Option Agreement under the 1997 Plan.(5)

------------------
(1) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended April 30, 1998 filed on July 28, 1998 and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended April 30, 1997 and incorporated herein by reference.

(3) Previously filed as an exhibit to the Company's registration statement on Form S-18 (Reg. No. 23-20095-A) filed on February 11, 1988, as amended, and incorporated herein by reference.

(4) Previously filed as Appendix A to the Company's Revised Definitive Proxy Statement filed on February 8, 1999 and incorporated herein by reference.

(5) Previously filed as an exhibit to the Company's registration statement on Form S-8 (Reg. No. 333-38419) filed on October 21, 1997 and incorporated herein by reference.